As of January 31, 2014, the following persons or entities now own more than 25% of a funds voting security.

Person/Entity

ULTRABULL PROFUND
ASWAN INVESTMENT LP 		33.92%

ULTRABEAR PROFUND
NATIONAL FINANCIAL SERVICES LLC	42.34%

ULTRASHORT NASDAQ-100 PROFUND
ROUNDSTONE ASSET MANAGEMENT LTD	25.29%

EUROPE 30 PROFUND
CHARLES SCHWAB AND CO INC	33.25%

EUROPE 30 PROFUND
TRUST COMPANY OF AMERICA	27.44%

NASDAQ-100 PROFUND
CHARLES SCHWAB AND CO INC	26.08%

REAL ESTATE ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC 	27.46%

BASIC MATERIALS ULTRASECTOR PROFUND
TD AMERITRADE INC	        28.31%

HEALTH CARE ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	25.47%

CONSUMER SERVICES ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC	25.46%

TECHNOLOGY ULTRASECTOR PROFUND
TRUST COMPANY OF AMERICA	48.84%

TELECOMMUNICATIONS ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC 	42.12%

SEMICONDUCTOR ULTRASECTOR PROFUND
TRUST COMPANY OF AMERICA	68.30%

SMALL-CAP VALUE PROFUND
PERSHING LLC	                75.46%

MID-CAP PROFUND
PERSHING LLC	                67.34%

ULTRASHORT CHINA PROFUND
MANOJ AGRAWAL   		28.51%

RISING RATES OPPORTUNITY PROFUND
CHARLES SCHWAB AND CO INC	29.61%

SHORT NASDAQ-100 PROFUND
TRUST COMPANY OF AMERICA	36.32%

ULTRADOW 30 PROFUND
TD AMERITRADE INC	        41.82%

LARGE-CAP GROWTH PROFUND
NATIONAL FINANCIAL SERVICES LLC	31.01%

ULTRASHORT MID-CAP PROFUND
NATIONAL FINANCIAL SERVICES LLC	25.17%

ULTRASHORT SMALL-CAP PROFUND
TD AMERITRADE INC	        57.98%

SHORT PRECIOUS METALS PROFUND
TRUST COMPANY OF AMERICA	43.26%

ULTRAINTERNATIONAL PROFUND
PERSHING LLC	                44.19%

ULTRAINTERNATIONAL PROFUND
TRUST COMPANY OF AMERICA	26.82%

ULTRASHORT INTERNATIONAL PROFUND
PERSHING LLC	                58.04%

ULTRAEMERGING MARKETS PROFUND
CHARLES SCHWAB AND CO INC	39.37%

ULTRASHORT EMERGING MARKETS PROFUND
TRUST COMPANY OF AMERICA	29.30%


As of January 31, 2014, the following
persons or entities no longer own
more than 25% of a funds voting security.

EUROPE 30 PROFUND
NATIONAL FINANCIAL SERVICES LLC

ULTRAMID-CAP PROFUND
NATIONAL FINANCIAL SERVICES LLC

BASIC MATERIALS ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC

BASIC MATERIALS ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC

INDUSTRIALS ULTRASECTOR PROFUND
TD AMERITRADE INC

INTERNET ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC

CONSUMER SERVICES ULTRASECTOR PROFUND
TD AMERITRADE INC

SEMICONDUCTOR ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC

UTILITIES ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC

SMALL-CAP PROFUND
TRUST COMPANY OF AMERICA

SMALL-CAP GROWTH PROFUND
CHARLES SCHWAB AND CO INC

SMALL-CAP GROWTH PROFUND
NATIONAL FINANCIAL SERVICES LLC

MID-CAP PROFUND
TD AMERITRADE INC

MID-CAP PROFUND
CHARLES SCHWAB AND CO INC

ULTRASHORT CHINA PROFUND
CHARLES SCHWAB AND CO INC

RISING RATES OPPORTUNITY PROFUND
TD AMERITRADE INC

LARGE-CAP GROWTH PROFUND
TD AMERITRADE INC

LARGE-CAP GROWTH PROFUND
CHARLES SCHWAB AND CO INC

RISING RATES OPPORTUNITY 10 PROFUND
TD AMERITRADE INC

RISING U.S. DOLLAR PROFUND
CHARLES SCHWAB AND CO INC

FALLING U.S. DOLLAR PROFUND
NATIONAL FINANCIAL SERVICES LLC

SHORT REAL ESTATE PROFUND
NATIONAL FINANCIAL SERVICES LLC

SHORT REAL ESTATE PROFUND
TRUST COMPANY OF AMERICA

SHORT PRECIOUS METALS PROFUND
CHARLES SCHWAB AND CO INC

ULTRAINTERNATIONAL PROFUND
CHARLES SCHWAB AND CO INC

ULTRASHORT EMERGING MARKETS PROFUND
NATIONAL FINANCIAL SERVICES LLC

ULTRASHORT EMERGING MARKETS PROFUND
CHARLES SCHWAB AND CO INC

SMALL-CAP VALUE PROFUND
NATIONAL FINANCIAL SERVICES LLC

SHORT NASDAQ-100 PROFUND
NATIONAL FINANCIAL SERVICES LLC

ULTRASHORT SMALL-CAP PROFUND
TRUST COMPANY OF AMERICA

ULTRASHORT JAPAN PROFUND
TRUST COMPANY OF AMERICA

ULTRALATIN AMERICA PROFUND
CHARLES SCHWAB AND CO INC